June 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 5/31/2004

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 5/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         6/15/2004
Collection Period Ending                  5/31/2004
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,175,757,682
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,159,878,894

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         118,708
 5 SAU 1-30 Office                                      14,346,753
 6 Total                                                14,465,461
 7 Trust Receivables                                 3,175,757,682
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                23,818,183
10 Amount in Excess                                              0

11 NSF 30+                                                 671,006
12 SAU 30+                                               2,797,089
                                                         3,468,095

Overconcentrations
13 End of month Pool Balance                         3,159,878,894
                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    631,975,779    23,711,315        0

15 Asset Based Receivables                      20%    631,975,779   239,613,754        0

16 Dealer concentration top 8                  2.5%     78,996,972    98,908,706 19,911,73

17 Dealer concentration Other                    2%     63,197,578    29,472,902        0

18 Manufacturer Concentration Top 3             15%    473,981,834   392,785,877        0

19 Manufacturer Concentration Other             10%    315,987,889   100,364,583        0

20 Product Line Concentration:

21 CE & Appl                                    25%    789,969,724   108,533,318        0

22 MIS                                          25%    789,969,724   302,470,091        0

23 Motorcycle                                   25%    789,969,724   498,693,345        0

24 Marine                                       35%  1,105,957,613   734,070,858        0

25 RV                                           35%  1,105,957,613   941,542,659        0

26 Music                                        25%    789,969,724    59,077,736        0

27 Industrial Equipment                         25%    789,969,724   130,322,818        0

28 A/R                                          25%    789,969,724   263,325,069        0

29 Snowmobiles                                  25%    789,969,724             0        0

30 Other                                        25%    789,969,724   137,721,788        0

31 Delayed Funding Receivables                                       278,349,233

                                       3/31/2004      4/30/2004      5/31/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.28%          0.04%          -0.07%        0.08%
33 Payment Rate                          39.85%         39.89%         38.26%       39.33%

Net Receivable Rate - Current Month
34 Interest                                   5.24%
35 Discount                                   2.30%
36 Total                                      7.54%
37 Less Servicing                            -2.00%
38 Remaining                                  5.54%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             05/31/04
Collection Period       05/01/04 05/31/04
Determination Date      06/11/04
Distribution Date       06/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     04/30/04  3,324,704,549
2 Plus: Account Additions         05/01/04              -
3 Beginning of month
  Principal
  Receivables                     05/01/04  3,324,704,549
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         05/01/04  3,308,081,026
6 Beginning of month Dealer
  Overconcentrations              05/01/04      2,930,472
  Beginning of month
7 Unconcentrated
  Pool Balance                    05/01/04  3,305,150,554

8 End of month Principal
  Receivables                     05/31/04  3,175,757,682
9 Discount Factor                                0.50%
10End of mo Pool Balance          05/31/04  3,159,878,894
11End of month Dealer
  Overconcentrations              05/31/04     19,911,734
12End of month
  Unconcentrated Pool
  Balance                         05/31/04  3,139,967,160
13Overconcentrated %              05/31/04       0.63%
14Unconcentrated %                05/31/04      99.37%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 05/01/04                     2,930,472     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           05/01/04                       0.11%          19.21%          18.34%         0.58%        0.29%
17End of month Invested
  Amount                          05/31/04                    19,911,734     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           06/11/04                             -               -               -             -            -
19Balance                         06/15/04                    19,911,734     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     06/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            05/17/04              -
22Determination Date
  Deposit                         06/15/04              -
  Distribution Date
23Disbursement                    06/15/04              -
  Excess Funding Account
24Balance                         06/15/04              -

Reserve Fund
25Required Amount                 06/15/04                                    17,500,000
26Beginning Balance               05/17/04                                    17,500,000
27Deposits              05/17/04  06/15/04                                        13,947
28Disbursements         05/17/04  06/15/04                                        13,947
29Ending Balance                  06/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      05/31/04                       0.60%          15.13%          14.45%         0.45%        0.23%
31Floating Allocation
  Percentage                      05/31/04                       0.60%          15.13%          14.45%         0.45%        0.23%

32Principal Collections 05/01/04  05/31/04  1,271,870,081        218,635
33Nonprincipal Collectio05/01/04  05/31/04     20,498,422          1,093
34Total Collections     05/01/04  05/31/04  1,292,368,503        219,728

Defaults
35Defaulted Amount      05/01/04  05/31/04       (199,613)
36Investor Default Amoun05/01/04  05/31/04                             -         (30,197)        (28,838)         (906)        (453)

Interest
37Monthly Interest                06/15/04                             -         551,846         519,281        19,575       12,990
38Interest Shortfall              06/15/04                             -               -               -             -            -
39Additional Interest             06/15/04                             -               -               -             -            -
40Total                           06/15/04                             -         551,846         519,281        19,575       12,990

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               05/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         05/01/04  05/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         06/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio05/01/04  05/31/04     20,498,422          1,093
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               05/01/04  05/31/04      1,200,698
47Floating Allocation
  Percentage                                                     0.60%          15.13%          14.45%         0.45%        0.23%
48Investor Nonprincipal
  Collections           05/01/04  05/31/04                         1,093       3,100,981       2,961,437        93,029       46,515
49Investor portion of
  Servicer Advance
  Less Reimbursement    05/01/04  05/31/04                             -         181,641         173,467         5,449        2,725
50Plus:  Investment Proc05/01/04  05/31/04                             -          15,986
51Less:
52Monthly Interest                06/12/04                             -         551,846         519,281        19,575       12,990
53Prior Monthly Interest          06/12/04                             -               -               -             -            -
54Additional Interest             06/12/04                             -               -               -             -            -
55Reserve Fund Deposit            06/12/04                             -               -               -             -            -
56Default Amount        05/01/04  05/31/04                             -         (30,197)        (28,838)         (906)        (453)
57Charge-Offs           05/01/04  05/31/04                             -               -               -             -            -
58Monthly Servicing Fee           06/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               06/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          06/15/04                             -               -               -             -            -
61Yield Supplement Dep.           06/15/04                             -               -
62Balance:  Excess Servi05/01/04  05/31/04                      1,093.00    1,943,626.00

Collection Account
63Beginning Balance               05/17/04                                             -
64Deposits              05/17/04  06/15/04                                       733,487
65Disbursements         05/17/04  06/15/04                                       733,487
66Ending Balance                  06/15/04                                             -

Interest Funding Account
67Beginning Balance               05/17/04                                             -
68Deposits              05/17/04  06/15/04                                       551,892
69Disbursements         05/17/04  06/15/04                                       551,892
70Ending Balance                  06/15/04                                           -

Principal Funding Account
71Beginning Balance               05/17/04                                             -
72Deposits              05/17/04  06/15/04                                             -
73Disbursements         05/17/04  06/15/04                                             -
74Ending Balance                  06/15/04                                             -

Yield Supplement Account
75Required Amount                 06/15/04                                     2,500,000
76Beginning balance               05/17/04                                     2,500,000
77Deposit               05/17/04  06/15/04                                         1,992
78Disbursements         05/17/04  06/15/04                                         1,992
79Ending balance                  06/15/04                                     2,500,000

80Total Amount Distributed        06/15/04        551,846

Interest Rate for the Next Period
81One-month LIBOR        6/15/04  07/15/04          1.23875%
82Net Receivables Rate            05/31/04          5.54449%
